Exhibit 10.11

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of November 21, 2012, is made by and among Dipexium Pharmaceuticals, LLC, a limited liability company organized under the laws of Delaware (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A.                                    The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rules 504 and/or 506, as applicable, of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.                                    Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of Class A Membership Interests of the Company (the “Class A Membership Interests”) set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (which aggregate amount of Class A Membership Interests for all Buyers together shall collectively be referred to herein as the “Membership Interests”) and (ii) warrants, in substantially the form attached hereto as Exhibit A (the “Warrants”), to acquire up to that number of additional Class A Membership Interests set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers (as converted, collectively, the “Warrant Interests”).  The total amount of Class A Membership Interests and Warrants being issued by the Company hereunder is up to a maximum aggregate offering amount of $1,800,000 (with an option exercisable by the Company, in its sole discretion, for up to an additional $600,000).

C.                                    The Company and the existing holders of Class A Membership Interests are parties to an Investor Rights Agreement, dated July 23, 2010, in the form attached hereto as Exhibit B (the “Investor Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Membership Interests, and the Warrant Interests under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

D.                                    The Company and each Buyer desire that each such Buyer join and become a party to the Investor Rights Agreement.

E.                                     The Membership Interests, the Warrants and the Warrant Interests collectively are referred to herein as the “Securities”.

NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

1.                                      PURCHASE AND SALE OF MEMBERSHIP INTERESTS AND WARRANTS.

(a)                                 Purchase of Membership Interests and Warrants.  Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, at each closing of the transaction contemplated hereby (each, a “Closing”), the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), (A) the number of Membership Interests as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers, along with (B) Warrants to acquire up to that number of Warrant Interests as is set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers.  Each Closing shall occur on the Closing Date at the offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York 10017 or remotely via the electronic exchange of documents and facsimile signatures.  The Schedule of Buyers shall be amended accordingly following each Closing.

(b)                                 Purchase Price.  The purchase price for the Membership Interests and related Warrants to be purchased by each Buyer at the Closing shall be the amount set forth opposite such Buyer’s name in column (5) of the Schedule of Buyers (the “Purchase Price”) which shall be equal to the amount of $50 per Membership Interest and the related Warrants.

(c)                                  Closing Date.  The date and time of the initial Closing hereunder shall be 10:00 a.m., New York City Time, on the date first written above.  Each Buyer acknowledges and agrees that the Company may, in its sole discretion, conduct subsequent and multiple Closings for such amounts and Membership Interests and Warrants as the Company may, in its sole discretion, determine, up a maximum amount of $2,400,000 worth of Securities.  The date of each Closing hereunder shall be a “Closing Date.”

(d)                                 Form of Payment.  On each Closing Date, (i) each Buyer shall pay its respective Purchase Price to the Company for the Membership Interests and Warrants to be issued and sold to such Buyer at the Closing by wire transfer of immediately available funds in accordance with the Company’s written wire instructions and (ii) the Company shall deliver to each Buyer (A) one or more stock certificates, evidencing the number of Membership Interests such Buyer is purchasing as is set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers, and (B) a Warrant pursuant to which such Buyer shall have the right to acquire such number of Warrant Interests as is set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers in all cases duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

(e)                                  Joinder.  Each Buyer, by their execution hereof, and as of the Closing Date on which such Buyer purchases Membership Interests and Warrants, hereby agrees to become a party to the Company’s Operating Agreement, dated April 13, 2010 (as amended by that First Amendment thereto, dated July 1, 2010, and that Second Amendment thereto, dated March 11, 2011, the “Operating Agreement”) and to be bound by all of the provisions thereof as a Class-A Member (as defined in the Operating Agreement) as if a signatory thereto.  In addition, each Buyer, by their execution a joinder agreement to be delivered to the Company as of the Closing Date on which such Buyer purchases Membership Interests and Warrants, agrees to become a party to the Investor Rights Agreement.  Each Buyer acknowledges receipt of the Operating Agreement and the Investor Rights Agreement.

2.                                      BUYER’S REPRESENTATIONS AND WARRANTIES.  Each Buyer, severally and not jointly, represents and warrants with respect to only itself that, as of the date hereof and as of the applicable Closing Date:

(a)                                 No Public Sale or Distribution.  Such Buyer is (i) acquiring the Membership Interests and the Warrants and (ii) upon conversion of the Warrants (other than pursuant to a Cashless Exercise (as defined in the Warrants) will acquire the Warrant Interests issuable upon conversion thereof for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act and such Buyer does not have a present arrangement to effect any distribution of Securities to or through any person or entity; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.  Such Buyer is acquiring the Securities hereunder in the ordinary course of its business.  Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined in Section 3(s) to distribute any of the Securities.

(b)                                 Accredited Investor Status.  Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D or a “sophisticated” investor as defined in Regulation D or an entity that is a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the 1933 Act.

(c)                                  Reliance on Exemptions.  Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d)                                 Information.  Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer, including the Company’s Investor Information Package, dated September 2012, describing the Company and the transactions contemplated hereby.  Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  Such Buyer understands that its investment in the Securities involves a high degree of risk and is able to afford a complete loss of such investment.  Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e)                                  No Governmental Review.  Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f)                                   Transfer or Resale.  Such Buyer understands that except as provided in the Investor Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company, an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(f).

(g)                                  Legends.  Such Buyer understands that the certificates or other instruments representing the Membership Interests and the Warrant Interests and, until such time as the resale of the Membership Interests and the Warrant Interests have been registered under the 1933 Act as contemplated by the Investor Rights Agreement, the stock certificates representing the Warrant Interests, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT OR (B) AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT

SECURED BY THE SECURITIES.]

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act and that such legend is no longer required, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A without limitation.  The Company shall be responsible for the fees, if any, of its transfer agent associated with such issuance.

(h)                                 Validity; Enforcement.  This Agreement and the Investor Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)                                     No Conflicts.  The execution, delivery and performance by such Buyer of this Agreement and the Investor Rights Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(j)                                    Residency.  Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

(k)                                 General Solicitation.  Such Buyer is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or via the Internet or presented at any seminar or, to such Buyer’s knowledge, any other general solicitation or general advertisement.

3.                                      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents and warrants to each of the Buyers that, as of the date hereof and as of the applicable Closing Date:

(a)                                 Organization and Qualification.  The Company is an entity duly organized and validly existing in good standing under the laws of Delaware and has the requisite power and authorization to carry on their business as now being conducted.  The Company is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations or condition (financial or otherwise) of the Company, taken as a whole, or on the transactions contemplated hereby or on the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below).  The Company has no subsidiaries.

(b)                                 Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Investor Rights Agreement, the Warrants and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof.  The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Membership Interests and the Warrants and the reservation for issuance and the issuance of the Warrant Interests issuable upon conversion of the Warrant have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders.  This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)                                  Issuance of Securities.  The Membership Interests and the Warrants are duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof and the Membership Interests shall be fully paid and nonassessable with the holders being entitled to all rights accorded to a holder of Class A Membership Interests.  As of the Closing Date, the Company shall have duly authorized and reserved for issuance a number of Membership Interests which equals the maximum number of Warrant Interests issuable upon exercise of the Warrants.  The Company shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available for issuance, solely for the purpose of effecting the exercise of the Warrants, 100% of the number of Membership Interests issuable upon exercise of the Warrants.  Upon exercise in accordance with the Warrants, the Warrant Interests will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Class A Membership Interests.  The offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d)                                 No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Membership Interests and the Warrants and the reservation for issuance and issuance of the Warrant Interests) will not (i) result in a violation of the Certificate of Formation (as defined below), the Operating Agreement, or other constituent documents of the Company, any capital stock of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party.

(e)                                  Consents.  The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date.  The Company is unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

(f)                                   Acknowledgment Regarding Buyer’s Purchase of Securities.  The Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that, except as set forth on Schedule 3(f), no Buyer is (i) an officer or director of the Company, (ii) an “affiliate” of the Company or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the Membership Interests (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)).  The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(g)                                  No General Solicitation.  Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

(h)                                 No Integrated Offering.  None of the Company, its affiliates, or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.  The Company, its affiliates and any Person acting on their behalf has taken any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.

(i)                                     Dilutive Effect.  The Company acknowledges that its obligation to issue the Warrant Interests upon exercise of the Warrants in accordance with this Agreement and the Warrants, in each case, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j)                                    Application of Takeover Protections.  The Company has not adopted a equity holder rights plan or similar arrangement relating to accumulations of beneficial ownership of Membership Interests or a change in control of the Company.

(k)                                 Absence of Certain Changes.  Since December 31, 2011, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company.  The Company has not taken any steps to seek protection pursuant to any bankruptcy law and the Company does not have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

(l)                                     No Undisclosed Events, Liabilities, Developments or Circumstances.  No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Membership Interests and which has not been publicly announced.

(m)                             Conduct of Business; Regulatory Permits.  The Company is not in violation of any term of its Certificate of Formation (the “Certificate of Formation”) or Operating Agreement.  The Company is not in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company and the Company will not conduct its business in violation of any of the foregoing, except for possible violations which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(n)                                 Foreign Corrupt Practices.  The Company has not, nor has any director, officer, agent, employee or other Person acting on behalf of the Company, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S.

Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(o)                                 Transactions With Affiliates.  None of the officers, directors or employees of the Company is presently a party to any transaction with the Company (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(p)                                 Equity Capitalization.  As of October 31, 2012, the Company has issued an aggregate of 585,988 Class A Membership Interests which remain issued and outstanding and no Class B Membership Interests.  All of such outstanding Class A Membership Interests have been, or upon issuance will be, validly issued and are fully paid and nonassessable.  No Class A Membership Interests or Class B Membership Interests are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. In addition, except as set forth on Schedule 3(p), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any Class A Membership Interests or Class B Membership Interests of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional Class A Membership Interests or Class B Membership Interests or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any class of membership interests of the Company.  The Company has furnished or made available to the Buyer upon such Buyer’s request, true, correct and complete copies of the Company’s Certificate of Formation and Operating Agreement, in each case, in effect on the date hereof.

(q)                                 Indebtedness and Other Contracts.  The Company (i) has no outstanding Indebtedness (as defined below), (ii) is not in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iii) is not a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.  For purposes of this Agreement:  (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including, without limitation, “capital leases” in accordance with United States generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(r)                                    Absence of Litigation.  Except as set forth on Schedule 3(r), there is no action, suit, proceeding, inquiry or investigation before any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company’s officers or directors, whether of a civil or criminal nature or otherwise.

(s)                                   Insurance.  The Company currently has directors’ and officers’ liability insurance in amounts deemed satisfactory in connection with the Company’s ongoing business and operations and no other insurance.  The Company has not been refused any insurance coverage sought or applied for.

(t)                                    Intellectual Property Rights.  The Company owns or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted.  The Company does not have any knowledge of any infringement by the Company of Intellectual Property Rights of others.  There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company regarding its Intellectual Property Rights.  The Company is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings.  The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(u)                                 Environmental Laws.  The Company (i) is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.  The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(v)                                 Tax Status.  The Company was formed in January 2010 and has filed all applicable U.S. federal and/or state income or other tax returns, reports and declarations required to date.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(w)                               Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that would be reasonably likely to have a Material Adverse Effect.

(x)                                 Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(y)                                 Investment Company Status.  The Company is not, and upon consummation of the sale of the Securities, and for so long any Buyer holds any Securities, will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(z)                                  U.S. Real Property Holding Corporation.  The Company is not, has never been, and so long as any Securities remain outstanding, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Buyer’s request.

(aa)                          Bank Holding Company Act.  The Company is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  The Company does not own or control, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.  The Company does not exercise a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(bb)                          No Additional Agreements.  The Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(cc)                            Disclosure.  The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company.  With respect to each Buyer severally, all written disclosure provided to such Buyer regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4.                                      COVENANTS.

(a)                                 Best Efforts.  Each party shall use its best efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 5, 6 and 7 of this Agreement.

(b)                                 Form D and Blue Sky.  To the extent applicable, the Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing.  If required, the Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.  The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(c)                                  Use of Proceeds.  The Company will use the proceeds from the sale of the Securities for general corporate and for working capital purposes and not for (i) the repayment of any outstanding Indebtedness of the Company or (ii) the redemption or repurchase of any of its equity securities.

(d)                                 Fees.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby.  The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense

(including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.

(e)                                  Change of Control.  So long as any Buyer beneficially owns any Warrants, the Company shall not be party to any Change of Control (as defined in the Warrants) unless the Company is on compliance with the applicable provisions governing a Change of Control set forth in the Warrants.

(f)                                   Additional Issuances of Securities.

(i)                                     From the final Closing Date until the one year anniversary of the final Closing Date, the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of any equity or equity equivalent securities, including without limitation any debt, preferred membership interest or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for any class of Membership Interests (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”) unless the Company shall have first complied with this Section 4(f).

(ii)                                  The Company shall deliver to each Buyer an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers such number of Securities as would cause the Buyers to avoid any dilution in their ownership of Membership Interests immediately prior to such Subsequent Placement (the “Basic Amount”).

(iii)                               To accept an Offer, in whole or in part, such Buyer must deliver a written notice to the Company prior to the end of the fifth (5th) Business Day (as defined below) after such Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Buyer’s Basic Amount that such Buyer elects to purchase (the “Notice of Acceptance”).  Notwithstanding anything to the contrary contained herein, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to the Buyers a new Offer Notice and the Offer Period shall expire on the fifth (5th) Business Day after such Buyer’s receipt of such new Offer Notice.  As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(iv)                              The Company shall have sixty (60) Business Days from the expiration of the Offer Period above to consummate the Subsequent Placement.

(v)                                 The restrictions contained in this Section 4(f) shall not apply in connection with the issuance of any Excluded Securities.  As used herein, (A) “Excluded Securities” means any Membership Interests issued or issuable: (i) to management, members of the Board of Directors or consultants to the Company in consideration of the performance of services; (ii) upon the exercise of the Warrants; (iii) in connection with a bona fide strategic transaction approved by the Board of Directors, or a committee if the Board of Directors, of the Company, the primary purpose of which is not to provide financing to the Company, (iv) pursuant to a bona fide firm commitment underwritten public offering or any equity line of credit which generates gross proceeds to the Company in excess of $7,500,000.

(g)                                  Closing Documents.  On or prior to thirty (30) calendar days after the applicable Closing Date, the Company agrees to deliver, or cause to be delivered, to each Buyer a complete closing set of the Transaction Documents, Securities and any other document required to be delivered to any party pursuant to Section 7 hereof or otherwise.

5.                                      REGISTER; TRANSFER AGENT INSTRUCTIONS.  The Company shall maintain at its principal executive offices (or such other office or agency of the company as it may designate by notice to each holder of securities), a register for the Membership Interests and the Warrants, in which the Company shall record the name and address of the person in whose name the Membership Interests and the Warrants have been issued (including the name and address of each transferee), the number of Membership Interests held by such person, the number of Warrant Interests issuable upon exercise of the Warrants held by such person and the number of Membership Interests held by such person.  The Company shall keep the register open and available at all times during normal business hours for inspection of any Buyer or its legal representatives.

6.                                      CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Membership Interests and the related Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(a)                                 Such Buyer shall have executed each of the Transaction Documents to which it is a party (including a Joinder to the Investor Rights Agreement or this Agreement, as the case may be) and delivered the same to the Company.

(b)                                 Such Buyer shall have delivered to the Company the Purchase Price for the Membership Interests and the related Warrants being purchased by such Buyer and each other Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company or by check made out in the name of the Company.

(c)                                  The representations and warranties of such Buyer shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which are true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

7.                                      CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Membership Interests and the related Warrants at the Closing is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)                                 The Company shall have executed and delivered to such Buyer (i) each of the Transaction Documents and (ii) the Membership Interests (in such amounts as such Buyer shall request) and the related Warrants (in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement.

(b)                                 Such Buyer shall have received the opinion of Ellenoff Grossman & Schole LLP, the Company’s outside counsel (“Company Counsel”), dated as of the Closing Date, as to the due authorization and valid issuance of the Securities (but which shall not include a “10b-5” opinion) substantially in the form attached as Exhibit C hereto.

(c)                                  The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company in the State of Delaware issued by the Secretary of State (or comparable office) of such jurisdiction as of a date within ten (10) days of the Closing Date.

(d)                                 The Company shall have delivered to such Buyer a certificate, executed by a Managing Partner of the Company and dated as of the Closing Date, certifying as to (i) the resolutions as duly adopted by the Company’s Board of Directors relating to the transactions contemplated hereby as in effect at the Closing, (ii) the Operating Agreement and the Certificate of Formation, each as in effect at the Closing and (iii) the matters set forth in Section 7(e), in the form attached hereto as Exhibit D.

(e)                                  The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which are true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(f)                                   The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

8.                                      TERMINATION.  With respect to each Closing, in the event that such Closing shall not have occurred with respect to a Buyer on or before ten (10) Business Days from the applicable Closing Date due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

9.                                      MISCELLANEOUS.

(a)                                 Governing Law; Jurisdiction; Waiver of Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)                                 Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or other electronic signature delivered by fax or e-mail transmission shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)                                  Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)                                 Severability.  If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e)                                  Entire Agreement; Amendments.  This Agreement and all other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Document and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of Membership Interests and Warrants representing at least a majority of the number of the Membership Interests together with the number of Membership Interests underlying the Warrants then held by the Buyers and any of their respective successors or assigns.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Membership Interests then outstanding.

(f)                                   Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Dipexium Pharmaceuticals, LLC

Address:

Telephone:

Facsimile:
Attention:                                         Managing Partner

with a copy (for informational purposes only) to:

David P. Luci

c/o Dipexium Pharmaceuticals, LLC

Address:

Telephone:

Facsimile:

If to a Buyer, to its address, facsimile number and email address set forth on the Schedule of Buyers or to such other address, facsimile number and/or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)                                  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Membership Interests or the Warrants.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of Membership Interests representing at least a majority of the number of the Membership Interests together with the number of Membership Interests underlying the Warrants then held by the Buyers and any of their respective successors or assigns including by way of a Change of Control (as defined in the Warrants) (unless the Company is in compliance with the applicable provisions governing Change of Control set forth in the Warrants).  A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h)                                 No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)                                     Survival.  Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing and the delivery and exercise of Securities, as applicable, for a period of one (1) year.  Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)                                    Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)                                 Indemnification.  In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby.

(l)                                     No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)                             Remedies.  Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers.  The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)                                 Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights

(o)                                 Payment Set Aside.  To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(p)                                 Independent Nature of Buyers’ Obligations and Rights.  The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges and each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, each Buyer and the Company have caused its respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

DIPEXIUM PHARMACEUTICALS, LLC

By:	/s/ David P. Luci
	Name:	David P. Luci
	Title:	Managing Partner

[Dipexium Pharmaceuticals, LLC — Signature Page]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

[ ]

By:
Name:
Title:

Investment Amount: $

No. of Shares:

DIPEXIUM WIRE INSTRUCTIONS:

Bank Name:

Account No.

ABA Routing No.:

Bank Address:

[Buyers - Signature Page]

EXHIBITS

Exhibit A                                             Form of Warrant

Exhibit B                                             Form of Investor Rights Agreement

Exhibit C                                             Form of Company Counsel Opinion

Exhibit D                                             Form of Managing Partner’s Certificate

Exhibit A

Form of Warrant

Exhibit B

Form of Investor Rights Agreement

Exhibit C

Form of Company Counsel Opinion

The following opinions of Company counsel shall be provided with such terms, provisions and caveats as are customary for opinions of like nature:

1.                                      The Company has been duly organized and, based solely on a certificate of good standing issued by the Secretary of State of the State of Delaware, is validly existing as a limited liability company in good standing under the laws of State of Delaware.

2.                                      The Company has full right, power and authority to execute and deliver the Transaction Documents and to perform its obligations thereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of the Transaction Documents and consummation of the transactions contemplated by the Transaction Documents have been duly and validly taken.

3.                                      The Class A Membership Interests issued to the Buyers have been duly and validly authorized, and when issued and delivered against payment therefor as provided in the Securities Purchase Agreement, will be validly issued, fully paid and non-assessable.

4.                                      When issued, the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number of Class A Membership Interests called for thereby in accordance with the terms thereof and such Warrants are enforceable against the Company in accordance with their respective terms.

Exhibit D

Form of Managing Partners’ Certificate

Pursuant to the terms of that certain Securities Purchase Agreement (the “Agreement”), dated March 30, 2012, between Dipexium Pharmaceuticals, LLC, a limited liability company organized under the laws of Delaware (the “Company”), and the Buyers signatory thereof, the undersigned, on behalf of the Company, hereby certifies by and on behalf of the Company to the Buyers as follows.  All capitalized terms used but not defined herein as have the meanings ascribed to such terms in the Agreement.

1.                                      The undersigned is a duly appointed and acting Managing Partner of the Company as of the date hereof.

2.                                      A true, complete and correct copy of the Company’s Operating Agreement, dated April 13, 2010, as amended by that First Amendment thereto, dated July 1, 2010, and that Second Amendment thereto, dated March 11, 2011, and in full force and effect as of the date hereof, is attached hereto as Exhibit A (the “Operating Agreement”).  No amendment or other document relating to or affecting the Operating Agreement has been undertaken since the date referred to above, and no action has been taken by the Company or members, directors or officers in contemplation of any such amendment as of the date hereof.

3.                                      A true, complete and correct copy of the Company’s Certificate of Formation, dated January 13, 2010, and in full force and effect as of the date hereof, is attached hereto as Exhibit B (the “Certificate of Formation”).  No amendment or other document relating to or affecting the Certificate of Formation has been filed with the Secretary of State of the State of Delaware since the date referred to above, and no action has been taken by the Company or members, directors or officers in contemplation of any such amendment as of the date hereof.

4.                                      A true, complete and correct copy of the of resolutions duly and validly adopted by the Board of Directors of the Company relating to the transactions contemplated by the Agreement at meetings or upon written consent are attached hereto as Exhibit C, which resolutions have not been suspended or modified in any manner and are in full force and effect as of the date hereof.

5.                                      The representations and warranties of the Company set forth in the Agreement are true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date).

6.                                      The Company has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date

IN WITNESS WHEREOF, this Managing Partner’s Certificate has been executed on this              day of                                         , 2012.

David P. Luci
Managing Partner